THE ADVISORS’ INNER CIRCLE FUND III

Nicholas Partners Small Cap Growth Fund

(the “Fund”)

Supplement dated September 23, 2020

to the

Fund’s Statement of Additional Information (the “SAI”) dated January 28, 2020

This supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with the SAI.

I. The SAI is hereby amended and supplemented as follows:

1. In the “The Portfolio Managers” section of the SAI, the last sentence of the “Fund Shares Owned by the Portfolio Managers” section is deleted and replaced with the following table:

Name	Dollar Range of Fund Shares Owned[1]
Catherine Nicholas	Over $1,000,000
John Wylie	$10,001 - $50,000

[1]	Valuation date is August 31, 2020.

Please retain this supplement for future reference.

NIC-SK-001-0100